================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 25, 2006

                             SUREWEST COMMUNICATIONS
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  0-556                                68-0365195
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

       200 Vernon Street, Roseville, California                  95678
       ----------------------------------------               ----------
       (Address of Principal Executive Offices)               (Zip Code)

                                 (916) 772-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 1     REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 25, 2006, the Compensation Committee of the Board of Directors of SureWest Communications (the "Company") approved the grant under the Company's 2000 Equity Incentive Plan of Seven Hundred Fifty (750) Restricted Stock Units ("RSUs") to each of Timothy D. Taron and Roger J. Valine in recognition of their extensive service as members of the Board of Director's chief executive officer search committee. Under the terms of each grant, all of the RSUs are immediately vested. Each vested unit is convertible into one (1) share of common stock of the Company upon the recipient's cessation of service as a Director of the Company.

     Also, effective January 25, 2006, the Company modified its most recent practice relating to Director compensation and equity awards by planning beginning in 2006 to increase from Eight Hundred (800) to One Thousand (1,000) the number of RSUs granted each year to non-employee Directors. A copy of the Company's Board member compensation practices, giving effect to the most recent planned revision, is attached as Exhibit 99.1.

SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

        (d)   Exhibits

        Exhibit 99.1 Summary of Board of Directors Compensation Policy (Non-Employee Directors) Effective January 25, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUREWEST COMMUNICATIONS


Date:   January 26, 2006                     By:  /s/ Philip A. Grybas
                                                  ------------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer